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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                               SEPTEMBER 17, 2003


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      000-23889            76-0553110
(STATE OF OTHER JURISDICTION OF   (COMMISSION FILE NO.)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)

            6601 OWENS DRIVE, SUITE 115, PLEASANTON, CALIFORNIA 94588
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (925) 251-0000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                   ----------



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ITEM 7. EXHIBITS

           99.1 Press Release issued by BrightStar Information Technology Group, Inc. on September 17, 2003.

ITEM 9. REGULATION FD DISCLOSURE

                 On September 17, 2003, BrightStar Information Technology Group, Inc. updated its guidance for the third quarter ending September 30, 2003. A copy of the Company's related press release dated September 17, 2003 is attached to the Form 8-K as
                 Exhibit 99.1.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                   BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: September 18, 2003.          BY: /s/ Paul C. Kosturos
                                       -----------------------------------------
                                       Paul C. Kosturos
                                       Vice President - Finance
                                       Principal Accounting Officer


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
 99.1            Press Release issued by BrightStar Information Technology
                 Group, Inc. on September 17, 2003.